UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2015

Flasr Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-55270	46-2681687
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 Peachtree Street NE, Suite 3650, Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(409)-965-3761
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth below under Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year) is incorporated by reference into this Item 3.03.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2015, Flasr Inc. (the “Company”) filed a Certificate of Amendment with the Secretary of State of the State of Nevada increasing the amount of shares of common stock the Company from 150,000,000 to 500,000,000. The Certificate of Amendment was described in the Information Statement on Schedule 14C filed by the Company with the Securities and Exchange Commission on April 17, 2015 and distributed to the shareholders of the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation of Flasr Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLASR INC.

Dated: May 22, 2015	By:	/s/ Everett Dickson
	Name:	Everett Dickson
	Title:	President, Chief Executive Officer, Chief Financial Officer and Secretary